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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549
                              ____________________
                                    FORM 8-K
                              ____________________

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 16, 2001

                              ____________________

                           Commission File No. 0-21457
                              ____________________

                               MORGAN COOPER, INC.
        (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)

            Delaware                                       75-2254391
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)



                       7201 East Camelback Road, Suite 320
                              Scottsdale, AZ 85251
                    (Address of principal executive offices)

                                 (480) 945-1266
                           (Issuer's telephone number)


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ITEM 1:   CHANGES  IN  CONTROL  OF  REGISTRANT.

          Not  applicable.

ITEM 2:   ACQUISITION  OR  DISPOSITION  OF  ASSETS.

          Not  applicable.

ITEM 3:   BANKRUPTCY  OR  RECEIVERSHIP.

          Not  applicable.

ITEM 4:   CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

          Not  applicable

ITEM 5:   OTHER  EVENTS.

     On October 14, 2000, American Nortel Communications, Inc. ("ANC") purchased 1,500,000 shares of the common stock of Morgan Cooper, Inc. ("MC") for $1,350,000, as an investment. ANC's investment in MC was made based on representations made by MC as to its growth and expanding operations. Upon the completion of this transaction, ANC has not filed a Schedule 13G with the Securities and Exchange Commission ("SEC").

     From October 14, 2000, through May 17, 2001, ANC did not participate in the management of MC nor did any management representative of ANC's or any board member of ANC hold any position on MC's Board of Directors or any committee of the Board, and ANC was purely a passive investor in MC.

     During February 2001, ANC became aware of operating issues at MC. After investigation, ANC demanded repayment of its investment equity and became involved in a dispute with MC and its prior management concerning MC's operations and the use of funds provided by ANC. On March 14, 2001, MC agreed to settle and resolve its disputes with ANC. Pursuant to a Settlement Agreement between MC and ANC, effective as of April 14, 2001, ANC agreed not to pursue any claims against MC or its prior management in consideration for MC issuing to ANC 6,400,000 shares of MC's common stock for the sum of $125,000 in cash, which represents approximately 38% of MC's total issued and outstanding shares. Upon the close of this transaction, MC's total investment in MC is $1,475,000, and ANC holds approximately 51% of MC's issued and outstanding common stock.

     Pursuant to the terms and conditions of the Settlement Agreement, ANC and MC agreed as follows:

     - MC's Board was expanded to 3 board members and W.P. Williams was elected to the Board of Directors ("the Board");


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     -    Morgan  Cooper,  individually, and his wife, Zarina Cooper, as members of MC's Board of Directors, agreed to resign and did resign from their positions on MC's Board;

     - Morgan Cooper, individually, agreed and did resign from his position as Chief Executive Officer of MC and all other positions with MC;

     -    The  MC  Board  agreed  to  appoint  a  new  Chief  Executive Officer.

     Under the Settlement Agreement, MC also agreed to cooperate with ANC regarding all matters concerning state and federal government and regulatory authorities. ANC agreed to use its best efforts to resolve any alleged violations against MC and Cooper, individually, under the state and federal securities laws and to comply with the rules and regulations issued by the Securities and Exchange Commission.

DELINQUENT  SECURITIES  EXCHANGE  COMMISSION  FILINGS
-----------------------------------------------------

The filing of this Form 8-K by MC is late and the Company's new management believes that it is delinquent in its required SEC filings Form 10-KSB for the year ending December 31, 2000, and Form 10-QSB for the three-month period ended March 31, 2001. MC's new management has retained new independent accountant is awaiting receipt of an engagement letter from the independent accountant and will file a Form 8-K upon receipt of such engagement letter.

ITEM 6:   RESIGNATION  OF  REGISTRANT'S  DIRECTORS.

In connection with the Settlement Agreement between the MC and ANC, W.P. Williams was appointed to MC's Board of Directors and all other Directors of MC resigned, including Morgan Cooper, individually. Mr. W.P.Williams is presently the sole Director of MC until new board members can be appointed.

ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          NOT  APPLICABLE.

ITEM 8:   CHANGE  IN  FISCAL  YEAR.

          NOT  APPLICABLE.

ITEM 9:   REGULATION  FD  DISCLOSURE.

          NOT  APPLICABLE.

EXHIBIT
99.1 Morgan Cooper, Inc. and American Nortel Communications, Inc. Settlement Agreement


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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               MORGAN COOPER, INC.

                         By  /s/  William P. Williams
                           --------------------------
     William P. Williams, Chairman of the Board, Chief Executive Officer, and
                                    President

                              Dated:  June 19, 2001


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